SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2005

COMCAST CORPORATION
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-50093		27-0000798
(Commission File Number)		(IRS Employer Identification No.)

1500 Market Street Philadelphia, PA		19102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 665-1700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Shareholder Approval of the Comcast Corporation 2002 Restricted Stock Plan, as Amended and Restated

On January 11, 2005, the Board of Directors of Comcast Corporation (the “Company”) approved an amendment to the Comcast Corporation 2002 Restricted Stock Plan (the “Plan”) to permit non-employee directors of the Company to receive awards of restricted stock and restricted stock units under the Plan. This amendment was approved by the Board of Directors, subject to the receipt of shareholder approval. On June 1, 2005, the date of the Company’s annual meeting of shareholders, shareholders of the Company approved this amendment as part of their approval of the Plan, as Amended and Restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION
Date:	June 2, 2005	By:	/s/ Arthur R. Block
			Name:	Arthur R. Block
			Title:	Senior Vice President